Investments	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
On July 30, 2024 (the "closing date"), we entered into an investment for a 38.6% (30.0% fully-diluted by share options) ownership interest in Holisto Limited ("Holisto") for an aggregate price of €10.2 million, which included direct transaction costs incurred to acquire the investment. Concurrently, we received a share purchase option from Holisto granting trivago the right to purchase the remaining ownership stake, which would bring our total ownership interest to 100% on a fully-diluted basis. The option is exercisable within a period of 15 months following the close of the initial investment. Holisto is a technology-based online travel booking platform that operates the website “holisto.com”. We have the ability to exercise significant influence over Holisto through our representation on Holisto's Board of Directors, where we hold two of six seats. We do not have any rights, obligations, or any relationships with regards to the other investors of Holisto.
As of the closing date, our investment in Holisto was accounted for as an equity method investment recognized at a cost of €9.3 million, including the direct transaction costs, and is recorded under equity method investments in the consolidated balance sheet as of December 31, 2024. Based on the ownership of 38.6% on the closing date, the carrying value of our equity method investment in Holisto was approximately €17.7 million higher than our share of interest in Holisto's underlying net assets. Additionally, we identified €5.5 million of intangible assets that will be amortized over the intangible assets' useful life and €2.9 million of tax basis differences to be recovered where appropriate. These amounts may be proportionately adjusted once our ownership interest percentage decreases as share options are exercised. As a result, there was €9.3 million of equity method goodwill recognized as part of the overall investment account balance which will not be amortized.
We have elected to measure the share purchase option using the measurement alternative of cost less impairment. The option was recognized at a fair value of €0.9 million, which was determined using a Monte Carlo simulation model and is recorded in investments and other assets in the consolidated balance sheet as of December 31, 2024. Refer to Note 14 - Related party transactions for related party considerations arising from Holisto.